Earnings per share	9 Months Ended
Sep. 30, 2021
Earnings per share
Earnings per share

15. Earnings per share

Earnings per share is calculated pursuant to IAS 33 Earnings per Share by dividing the consolidated net loss in CureVac N.V. by the average weighted number of shares outstanding in the fiscal period, retrospectively adjusted for the effect of the corporate reorganization.

The weighted number of shares outstanding for the nine months ended September 30, 2021 was 185,702,736 (September 30, 2020: 116,023,286). This has led to a basic loss per share for the nine months ended September 30, 2021 and 2020 of EUR 2.21 and EUR 0.61, respectively. Since the conversion of options to ordinary shares would decrease loss per share, they are considered antidilutive. Therefore, the diluted earnings per share equals basic earnings per share for the nine months ended September 30, 2021 and 2020.